                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            ----------------------

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported) January 17, 1996

                            ----------------------

                              KMART CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   MICHIGAN
                (State or Other Jurisdiction of Incorporation)

        1-327                               38-0729500
(Commission File Number)        (I.R.S. Employer Identification No.)

               3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084
             (Address of Principal Executive Offices)  (Zip Code)

                                (810) 643-1000
             (Registrant's Telephone Number, Including Area Code)

                                     N/A
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

Kmart Corporation reached an agreement in principle with the requisite banks on January 11, 1996 and has entered into the attached written agreements executed by the requisite banks that are parties thereto on or about January 17, 1996, dated as of December 22, 1995, regarding amendments to certain terms and conditions of its existing revolving credit facilities and certain real estate obligations and the establishment of a new committed letter of credit facility.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                KMART CORPORATION
                                                (Registrant)

                                                By:  /s/ Martin E. Welch
                                                ---------------------------
                                                     Martin E. Welch
                                                     Senior Vice President
                                                     and Chief Financial Officer

Date:  January 22, 1996

                              December 22, 1995




Kmart Corporation
3100 West Big Beaver Road
Troy, Michgan 48084

Ladies and Gentlemen:

        Reference is made to the following agreements: (a) that certain Loan Agreement dated as of January 21, 1992, and amended as of January 21, 1992, February 14, 1992 and December 20, 1994, among Kmart Corporation ("Kmart") and certain other entities, the financial institutions signatory thereto and
[                 ], as Managing Agent (the "Big Beaver I Agreement"), (b) that certain Loan Agreement dated as of August 7, 1992 and amended as of December
20, 1994, among Kmart and certain other entities, the financial institutions
signatory thereto and [               ], as Agent (the "Big Beaver II
Agreement"), (c) that certain Three Year Credit Agreement dated as of October
7, 1994 among Kmart, the financial institutions party thereto and [           ],
as Documentation Agent (the "Three Year Credit Agreement"), (d) that certain Warehouse Facility Credit Agreement dated as of October 7, 1994, among Kmart and certain other entities, the financial institutions signatory thereto and
[                     ], as Documentation Agent (the "Warehouse Credit
Agreement"), (e) that certain 364 Day Credit Agreement dated as of October 5,
1995 among Kmart, the financial institutions party thereto and [              ],
as Documentation Agent (the "364 Day Credit Agreement"), and (f) that certain Seasonal Credit Agreement dated as of October 5, 1995 among Kmart, the
financial institutions party thereto and [                       ], as
Documentation Agent (the "Seasonal Credit Agreement" and, together with the Big Beaver I Credit Agreement, the Big Beaver II Credit Agreement, the Three Year Credit Agreement, the Warehouse Credit Agreement and the 364 Day Credit Agreement, the "Credit Agreements").

        Each of the undersigned financial institutions ("Banks") hereby approves the terms and conditions set forth in the Summary of Indicative Terms attached hereto as Exhibit A (the "Term Sheet") in respect of the Credit Agreement or Credit Agreements to which it is a party, subject to acceptable definitive documentation (the "Amendments"). In addition, (a) each Bank party to the Seasonal Credit Agreement hereby agrees that it will not exercise any rights or remedies arising from either (i) the occurrence of an Event of Default (as defined in the Seasonal Credit Agreement) under Section 8.01(a) of the Seasonal Credit Agreement arising solely from the failure of Kmart to repay the loans made thereunder to the Banks on December 29, 1995, or (ii) the occurrence of an Event of Default under Section 8.01(f) of the Seasonal Credit Agreement arising solely from the failure of any borrower or borrowers under the Big
Beaver I Credit Agreement (or Kmart as guarantor) to repay the loan or loans made to it thereunder on January 21, 1996 so long as, in each case, no other Event of Default thereunder has occurred and is continuing, (b) each Bank party to the Big Beaver I Credit Agreement hereby agrees that it will not exercise any rights or remedies arising under either the Big Beaver I Credit Agreement or the guaranty of Kmart executed in connection therewith from any of (i) the occurrence of a Guarantor Event of Default (as defined in the Big Beaver I Credit Agreement) under Section 7.1(a) of the Big Beaver I Credit Agreement,
(ii) the occurrence of a Borrower Event of Default (as defined in the Big Beaver I Credit Agreement) under Section 7.2(a) of the Big Beaver I Credit Agreement arising solely from the failure of any borrower thereunder to repay the loan or loans made to it thereunder on January 21, 1996, or (iii) the occurrence of a Guarantor Event of Default under Section 7.1(b) of the Big Beaver I Credit Agreement arising solely from the failure of Kmart to repay the loans made to it under the Seasonal Credit Agreement on December 29, 1995, so long as, in each case, no other Guarantor Event of Default thereunder has occurred and is continuing, (c) each Bank party to the Big Beaver II Credit Agreement hereby agrees that it will not exercise any rights or remedies under either the Big Beaver II Credit Agreement or the guaranty of Kmart executed in connection therewith arising from either (i) the occurrence of a Guarantor Event of Default (as defined in the Big Beaver II Credit Agreement) under
Section 7.1(a) of the Big Beaver II Credit Agreement or (ii) the occurrence of a Guarantor Event of Default under Section 7.1(b) of the Big Beaver II Credit Agreement arising solely from the failure of (A) Kmart to repay the loans made to it under the Seasonal Credit Agreement on December 29, 1995 or (B) any borrower or borrowers under the Big Beaver I Credit Agreement (or Kmart as guarantor) to repay the loan or loans made to it thereunder on January 21, 1996, so long as, in each case, no other Guarantor Event of Default thereunder has occurred and is continuing, (d) each Bank party to the Three Year Credit Agreement and/or the 364 Day Credit Agreement hereby agrees that it will not exercise any rights or remedies arising from the occurrence of an Event of Default (as defined, respectively, in each such agreement) under
Section 8.01(f) of each such agreement arising solely from the failure of (A) Kmart to repay the loans made to it under the Seasonal Credit Agreement on December 29, 1995 or (B) any borrower or borrowers under the Big Beaver I Credit Agreement (or Kmart as guarantor) to repay the loan or loans made to it thereunder on January 21, 1996, so long as no other Event of Default thereunder has occurred and is continuing, and (e) each Bank party to the Warehouse Credit Agreement hereby agrees that it will not exercise any rights or remedies under either the Warehouse Credit Agreement or the guaranty of Kmart executed in connection therewith arising from the occurrence of a Guarantor Event of Default (as defined in the Warehouse Credit Agreement) under Section 7.1(c) of the Warehouse Credit Agreement arising solely from the failure of (A) Kmart to repay the loans made to it under the Seasonal Credit Agreement on December 29, 1995 or (B) any borrower or borrowers under the Big Beaver I Credit Agreement (or Kmart as guarantor) to repay the loan or loans made to it thereunder on January 21, 1996 so long as, in each case, no other Guarantor Event of Default therunder has occurred and is continuing; provided, that such agreements shall in each case cease to be effective upon the occurrence of any of the following events:

        (i) the Amendments shall not have become effective by February, 29, 1996;


        (ii) any material misrepresentation shall be made by Kmart or its representatives regarding any of the information provided by Kmart or such representatives in connection with the discussions and negotiations regarding the transactions contemplated by the Term Sheet;

        (iii) Kmart shall make any payment (other than an interest payment) in respect of any of transactions 1 through 7 identified on Exhibit B hereto unless, concurrently, a ratable paydown is made to the Banks and ratable commitment reductions are made under the Credit Agreements, in each case, in accordance with the Term Sheet;

        (iv) any event or the existence of any condition arising or developing after the date hereof (other than a downgrade in Kmart's credit rating or a decline in Kmart's stock price) which has a material adverse effect on the business, financial condition, operations, assets or prospects of Kmart, or of Kmart and its subsidiaries, taken as a whole, or on Kmart's ability to perform its obligations arising out of the documents and agreements to be delivered in connection with the transactions contemplated by the Term Sheet; or

        (v) there shall occur any violation of any provision of the Term Sheet as if the transactions contemplated thereby had become effective as of the date hereof.

                         [signature pages to follow]

        Please acknowledge your agreement with the foregoing by executing a copy of this letter and returning it to the undersigned.


                              Very truly yours,

                              [                             ]


                              By: ________________________________________

                              Title: _____________________________________



                              [                             ]


                              By: ________________________________________

                              Title: _____________________________________

Acknowledged and Agreed to as of
this 22nd day of December, 1995:

KMART CORPORATION

By: _____________________________

Title: __________________________

                                                                       Exhibit A

                                                                        12/17/95

                         Summary of Indicative Terms

        The following is a summary of the principal terms of proposed amendments to the six bank facilities (the "Facilities") extended to Kmart Corporation ("Kmart") and/or its real estate development affiliates (capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the agreements governing the Facilities):

1.      Maturities

        - amend maturities of Seasonal, Big Beaver I (by Banks with at least 85% of the obligations thereunder) and Big Beaver II facilities to February 28, 1997 and eliminate ratings-based defaults; other Facilities will mature on October 3, 1997

2.      Interest Rates

        - change interest rates for Facilities as follows: 350 basis points over LIBOR or 250 basis points over prime for Seasonal, Big
             Beaver I and Big Beaver II facilities and 200 basis points over LIBOR or 100 basis points over prime for other Facilities, in each case at Kmart's option; the CD Rate option will be eliminated

3.      Additional Borrowings and Principal Repayments

        - after December 22, 1995 (the "Agreement Date"), additional borrowings in excess of paydowns will be conditioned on the approval of each Bank under the relevant Facility.

        - no principal repayments (other than third party prepayment obligations under the Big Beaver I and II and Warehouse credit facilities) required under any Facility until the termination thereof (whether upon maturity or otherwise)

        - letters of credit may be issued under the Three Year Credit Facility to the extent of paydowns thereunder (except paydowns otherwise required hereunder) after the Agreement Date, so long as no default exists thereunder or would be caused thereby and without compliance with conditions to borrowing other than delivery mechanics to be determined; provided, that the Required Banks, at their discretion, may refuse to accept additional paydowns and be required to issue letters of credit


        - ratable mandatory payments of the Big Beaver I and II and Warehouse credit facilities triggered by payments of the puttable debt will be accomplished by Kmart's replacement as lender of existing loans to non-Kmart borrowers in such amount

4.      Deposits and Setoff Provisions

        - Kmart to maintain at all times cash and short-term investments ("Cash and Cash Equivalents") in deposits on account with the Banks of at least $400 million (the "Deposit Threshold"); provided, that if Kmart has less than $400 million outstanding in Cash and Cash Equivalents at any time, then such lesser amount outstanding shall be maintained with the Banks; provided, further, that all amounts maintained with non-Bank depository institutions in store depository accounts as required by Kmart's business operations in the normal course consistent with past practices shall be excluded from the calculation of "Cash and Cash Equivalents"

        - any deposits held by Banks in excess of the Deposit Threshold (as such threshold may increase pursuant to the terms hereof) will be made subject to a sharing arrangement with the holders of the puttable debt on a pro rata basis

        - concurrent with any pledge of collateral permitted hereunder to the noteholders (except for the preexisting single store collateral substitution obligation pending from store closing in September 1995) which results in a net increase in value, the Deposit Threshold will be increased on a ratable basis to the extent of such increased value (based on appraisals satisfactory to the agents) if the Banks are not granted a lien on collateral with a ratably equivalent increased value

        - set off provisions under the Facilities are to be revised to allow each Bank to setoff against any amount deposited therewith, even if greater than such Bank's outstanding obligations under the Facilities, such amount to be shared with other Banks under all Facilities on a ratable basis; in addition, among the Banks, they may set off ratably among obligations owed to them outside the Facilities and aggregate obligations of all Banks under all Facilities

5.      Modification of Covenants

        - prohibition against grant of liens by Kmart and its subsidiaries except (i) liens on non-current assets and/or sale proceeds to secure new indebtedness (Kmart to provide a specific list of assets to be sold or to serve as collateral for new indebtedness);
             (ii) exceptions set
                forth in paragraphs (a) through (d) of current lien limitation provision; and (iii) collateral substitutions permitted under the puttable debt documents as in effect on the date hereof, except for a substitution arising from an existing store "going dark" (other than the substitution referenced in paragraph 4), which shall be prohibited


        - prohibition against declaration or payment of common stock dividends and making of other "restricted payments" by Kmart, other than payment of previously declared 1995 common stock dividends; provided, that dividends as to existing preferred stock may only be declared or paid until such time as Kmart declines any bona fide offer from the holders of its currently outstanding preferred stock to enter into a definitive agreement to convert such preferred stock

        - prohibition against debt principal payments (other than mandatory principal payments identified on a schedule) by Kmart through February 28, 1997; upon making of scheduled payments to noteholders, Banks to receive pro rata paydowns and permanent reductions of Facilities

        - Kmart to deliver to the Banks a comprehensive 1996 business plan by January 23, 1996

        - Kmart shall not enter into amendments of its puttable debt documents (a) with respect to any increase in interest rates or fees or (b) to provide for clarification of mortgagee's, tenant's and landlord's rights and obligations under the Bankruptcy Code with respect to ground leases or similar arrangements, in each case without the consent of the Required Banks under each of the Facilities (unless, in connection with any amendment under clause (a), the Banks receive an equal basis point increase per annum in the interest rate spreads payable under the Facilities)

        - Facilities to have "most favored nation status" as to new covenants and defaults and enhancements of existing covenants and defaults in puttable debt documents, with such status to take effect as of the date hereof

6.      Fees and Expenses

        - payment to consenting Banks of 1% amendment fee based on outstandings under Seasonal, Big Beaver I and Big Beaver II facilities, such fees to be payable upon execution of amendments by noteholders, by all Banks under Seasonal facility, by 85% of Banks under Big Beaver I facility and by Required Banks under other Facilities

        -       Kmart to pay all expenses (including legal expenses) of [
                                        ], as agents under the Facilities; Banks
                to maintain existing contractual rights to receive payment of expenses in respect of the Facilities

7.      Modification of Defaults

        - principal payments by Kmart or its affiliates to the noteholders under transactions 1 through 7 which are not accompanied by a ratable permanent reduction of the obligations under the Facilities will create a default under the Facilities

        - the cross acceleration provision under each Facility will be modified to add a default upon the maturity of any of the repurchase obligations under transactions 1 through 7

        - a breach of any covenant contained in the documentation governing any new financing which is not waived or amended by the holders thereof within 45 days after the occurrence thereof creates a matured event of default (after the giving of any applicable notice and the expiration of any applicable cure period) shall be added as a default

        - a default shall occur if Kmart has incurred an aggregate unreimbursed loss exceeding $15 million under the circumstances described in paragraph 8 of the puttable debt term sheet, without giving effect to (a) any change in the basket or time periods specified therein or (b) any waiver thereof by the noteholders

8.      Conditions to Effectiveness

        - approval by insurance companies of amendments to puttable debt documents which conform to the term sheet dated December 17, 1995

        -       payment of fees

        - approval by Banks under all Facilities in accordance with terms of each of the agreements for the Facilities

                                                                 EXECUTION COPY


                                    AGREEMENT



                  THIS  AGREEMENT  is  entered  into  as of  this  22nd  day  of
December,  1995 among [         ] ("[         ]"), [         ], [         ],
[         ], [         ], [         ], [         ] [         ] and [         ]
(collectively,  the "Banks") and Kmart Corporation ("Kmart").

                                   WITNESSETH

                  WHEREAS, each Bank has issued letters of credit for the benefit of Kmart as account party ("Letters of Credit"); and

                  WHEREAS, each Bank has agreed to continue to issue letters of credit subject to the terms and conditions set forth herein.

                  NOW THEREFORE, in consideration of the mutual covenants and undertakings herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Bank and Kmart hereby agree as follows:

     1. Amendment of Issuance Terms and Conditions. Each Bank agrees that it will continue to issue Letters of Credit at the request of Kmart, subject to the following terms and conditions:

                  (a) After the date  hereof,  and subject to clause (e) of this
Section 1 and to Sections 2 and 3 hereof, each Bank listed on Exhibit A (collectively, the "Trade A Banks") will issue trade Letters of Credit ("Trade Letters of Credit") payable upon presentation of sight drafts from time to time at the request and for the account of Kmart with an aggregate face amount outstanding not to exceed such Bank's Maximum Trade A L/C Commitment Amount (as hereafter defined) less (x) the aggregate undrawn face amount of outstanding Trade Letters of Credit of such Bank and (y) amounts paid to the beneficiaries of Trade Letters of Credit by such Bank and not repaid to such Bank by Kmart. The "Maximum Trade A L/C Commitment Amount" of any Trade A Bank shall mean the aggregate undrawn face amount of existing trade letters of credit issued by such Bank and outstanding as of December 22, 1995 as set forth on Exhibit A (the "Existing Trade A Letters of Credit") less, without duplication, the aggregate of (i) 20% of the face amount of each Existing Trade A Letter of Credit which is paid to the beneficiaries thereof or in respect of which amounts are paid directly to the beneficiaries by Kmart, (ii) the face amount (or portion thereof) of Existing Trade A Letters of Credit which expire unused (except with respect to Trade Letters of Credit issued by

Trade A Banks ("Trade A Letters of Credit") as to which the beneficiary is paid directly by Kmart), (iii) a ratable amount concurrent with commitment reductions required (but only if accompanied by a payment of outstanding obligations thereunder in such amount) under the Summary of Indicative Terms dated December 17, 1995 (the "Term Sheet") regarding proposed amendments to Kmart's credit facilities (the "Credit Facilities") (such ratable amount to be determined based on the aggregate outstandings under such Credit Facilities and the aggregate Maximum Trade A L/C Commitment Amounts, Maximum Trade B L/C Commitment Amounts and Maximum Standby L/C Commitment Amounts (as such terms as defined herein)),
(iv) a ratable amount concurrent with permanent repayments of the Seasonal and Big Beaver I and II Credit Facilities (such ratable amount to be determined based on the aggregate outstandings under such Credit Facilities and the aggregate Maximum Trade A L/C Commitment Amounts, Maximum Trade B L/C Commitment Amounts and Maximum Standby L/C Commitment Amounts), and (v) any amount of Maximum Trade A L/C Commitment Amount reductions required by Section 3(c). The Trade A Banks also agree that amendments and/or extensions will continue to be made to Trade A Letters of Credit in accordance with customary past practices, subject to the other provisions of this Agreement.

                  (b) After the date  hereof,  and subject to clause (e) of this
Section 1 and to Sections 2 and 3 hereof, each Bank listed on Exhibit B (collectively, the "Trade B Banks") will issue Trade Letters of Credit payable upon presentation of sight drafts from time to time at the request and for the account of Kmart with an aggregate face amount outstanding not to exceed such Bank's Maximum Trade B L/C Commitment Amount (as hereafter defined) less (x) the aggregate undrawn face amount of outstanding Trade Letters of Credit of such Bank and (y) amounts paid to the beneficiaries of Trade Letters of Credit by such Bank and not repaid to such Bank by Kmart. The "Maximum Trade B L/C Commitment Amount" of any Bank shall mean the aggregate undrawn face amount of existing trade letters of credit issued by such Bank and outstanding as of
December 22, 1995 as set forth on Exhibit B (the "Existing Trade B Letters of Credit") less, without duplication, the aggregate of (i) the face amount (or portion thereof) of Existing Trade B Letters of Credit which expire unused (except with respect to Trade Letters of Credit issued by Trade B Banks ("Trade B Letters of Credit") as to which the beneficiary is paid directly by Kmart),
(ii) a ratable amount concurrent with commitment reductions required (but only if accompanied by a payment of outstanding obligations thereunder in such amount) under the Term Sheet (such ratable amount to be determined based on the aggregate outstandings under such Credit Facilities and the aggregate Maximum
Trade A L/C Commitment Amounts, Maximum Trade B L/C Commitment Amounts and Maximum Standby L/C Commitment Amounts), (iii) a ratable amount concurrent with permanent repayments of the Seasonal and Big Beaver I and II Credit Facilities (such ratable amount to be determined based on the aggregate outstandings under such Credit Facilities and the aggregate Maximum Trade A L/C Commitment Amounts, Maximum Trade B L/C Commitment Amounts and Maximum Standby L/C Commitment Amounts), and (iv) any amount of Maximum Trade B L/C Commitment Amount reductions required by Section 3(c). The Trade B Banks also agree that amendments and/or extensions will continue to be made to Trade B Letters of Credit in accordance with customary past practices, subject to the other provisions of this Agreement. Notwithstanding any other term or condition of this Agreement, at the time of issuance of each Trade B Letter of Credit, after giving effect to such issuance, an aggregate face amount of the Trade B Letters of Credit of such Trade B Bank (the "Titled Letters of Credit") equal to 35% (or as close to 35% as denominations of such Letters of Credit permit) of the aggregate face amount of the Existing Trade B Letters of Credit of such Trade B Bank which are paid to the beneficiaries thereof or in respect of which amounts are paid directly to the beneficiaries by Kmart shall be treated as follows: Kmart shall have agreed (pursuant to documentation in form and substance satisfactory to such Trade B
Bank) to pledge to such Bank in order to secure Kmart's obligations under the Titled Letters of Credit all shipping documents, warehouse receipts, policies or certificates of insurance and other documents or instruments accompanying or relating to drafts to be drawn under such Titled Letters of Credit. For this purpose Kmart agrees that all bills of lading and, to the extent applicable, other documents thereunder, relating to the Titled Letters of Credit shall be negotiable and shall be drawn to the order of the Trade B Bank issuing the Titled Letters of Credit in question, and no such Titled Letters of Credit shall provide for "air delivery".

                  (c) After the date  hereof,  and subject to clause (e) of this
Section  1 and to  Sections  2 and 3  hereof,  each  Bank  listed  on  Exhibit C
(collectively, the "Standby Banks") will issue Standby Letters of Credit supporting obligations comparable to the those obligations underlying Existing Standby Letters of Credit (as hereafter defined) issued by such Standby Bank ("Standby Letters of Credit") and extend existing Standby Letters of Credit from time to time at the request and for the account of Kmart with an aggregate face amount not to exceed such Bank's Maximum Standby L/C Commitment Amount (as hereafter defined) less (x) the aggregate undrawn face amount of outstanding Standby Letters of Credit of such Bank and (y) amounts paid to the beneficiaries of Standby Letters of Credit by such Bank and not repaid to such Bank by Kmart. The "Maximum Standby L/C Commitment Amount" of any Bank shall mean the aggregate face amount of existing standby letters of credit issued by such Bank and outstanding as of December 22, 1995 as set forth on Exhibit C (the "Existing Standby Letters of Credit") less the aggregate of (i) 20% of the face amount of each Existing Standby Letter of Credit which is paid to the beneficiary thereof, extended or renewed, (ii) the face amount (or portion thereof) of Existing Standby Letters of Credit which expire unused due to a reduction in or elimination of the amount of the underlying obligation or expire unused and are not replaced by a standby letter of credit in respect of the same underlying obligation, (iii) a ratable amount concurrent with permanent repayments of the Seasonal and Big Beaver I and II Credit Facilities (such ratable amount to be determined based on the aggregate outstandings under such Credit Facilities and the aggregate Maximum Trade A L/C Commitment Amounts, Maximum Trade B L/C Commitment Amounts and Maximum Standby L/C Commitment Amounts), (iv) a ratable amount concurrent with commitment reductions required (but only if accompanied by a payment of outstanding obligations thereunder in such amount) under the Term Sheet (such ratable amount to be determined based on the aggregate outstandings under such Credit Facilities and the aggregate Maximum Trade A L/C Commitment Amounts, Maximum Trade B L/C Commitment Amounts and Maximum Standby L/C Commitment Amounts) and (v) any amount of Maximum Standby L/C Commitment Amount reductions required by Section 3(c); provided, that to the extent that any reduction under any of clauses (ii) through (v) may not be effected because the amount of outstanding Standby Letters of Credit exceeds the Maximum Standby L/C Commitment Amount (after giving effect to such reduction) then Kmart shall provide such Bank with cash collateral in an amount equal to the amount of such reduction. If Kmart requests a Bank to extend an outstanding Standby Letter of Credit in an amount in excess of a Standby Bank's Maximum Standby L/C Commitment Amount at such time, then, if permitted by the Credit Agreement (as hereafter defined) and the other agreements and instruments to which Kmart is a party, Kmart will provide cash collateral to the issuing bank in an amount equal to the difference between the face amount of such extended Standby Letter of Credit and such Bank's Maximum Standby L/C Commitment Amount at such time and, upon receipt of such cash collateral, such Bank shall extend such Standby Letter of Credit; provided, however, notwithstanding anything else to the contrary contained herein, in no event shall a Standby Bank be required to issue or extend a Standby Letter of Credit if after giving effect to the issuance thereof, the aggregate of the face amounts of all Standby Letters of Credit of such Standby Bank exceeds such Standby Bank's Maximum Standby L/C Commitment Amount as of the date hereof. The Banks also agree that amendments and/or extensions will continue to be made to Standby Letters of Credit in accordance with customary past practices, subject to the other provisions of this Agreement. To the fullest extent practicable (taking into account, among other things, the expiration date of such required Letters of Credit and the provisions of Section 1(e) hereof), Kmart agrees to satisfy its requirements for standby letters of credit by requesting Standby Letters of Credit from the Banks pursuant to the facility established by this Section 1(c) and the corresponding provisions of the Issuance Agreement (as hereafter defined) prior to utilizing any other standby letter of credit facility. Kmart agrees to request the Banks to issue Standby Letters of Credit in amounts consistent with their relative Maximum Standby L/C Commitment Amounts to the extent practicable and equitably among the Banks.

                  (d) Concurrent with such Bank's execution hereof, Kmart agrees to pay (i) each Trade A Bank and each Trade B Bank an extension fee equal to 1% times 80% of the face amount of the Existing Trade A Letters of Credit and 1% of the face amount of the Existing Trade B Letters of Credit, as applicable, issued by it and (ii) each Standby Bank an extension fee equal to 1% times 80% of the face amount of the Existing Standby Letters of Credit issued by it. In addition, Kmart will pay each Bank, on the last day of each calendar quarter in arrears, a letter of credit commission (in place of any existing commission) equal to (x) 200 basis points per annum in respect of Letters of Credit existing as of the date hereof and (y) 350 basis points per annum in respect of subsequently issued or extended Letters of Credit, in each case times its Average L/C Outstandings (as hereafter defined). Kmart will also pay such other fees and expenses as are customarily charged thereby in connection with the issuance, administration and amendment of letters of credit. For the purposes of this Agreement, "Average L/C Outstandings" shall mean, for each period of determination, (i) the aggregate undrawn face amount of all Letters of Credit (including existing Letters of Credit) issued by such Bank and outstanding on each day in such period divided by (ii) the number of days in such period.

                  (e) Pursuant to clauses (a), (b) and (c), as applicable, of this Section 1 and subject to Sections 2 and 3 hereof, each Bank agrees to issue and/or extend Letters of Credit until February 28, 1997, subject to the terms and conditions of the Issuance Agreement (as hereafter defined) when such agreement becomes effective; provided, however, notwithstanding anything to the contrary contained herein, (x) none of the Banks shall be obligated to issue or extend a Trade Letter of Credit or a Standby Letter of Credit hereunder if there exists an Event of Default (as such term is defined in the Credit Agreement (as hereafter defined)), other than any Event of Default under the Credit Agreement referenced in that certain letter agreement dated as of the date hereof among Kmart and the financial institutions party thereto and (y) no Bank shall be obligated to issue or extend a Trade Letter of Credit or a Standby Letter of Credit hereunder if (A) there exists an unpaid reimbursement obligation under any Trade Letter of Credit or Standby Letter of Credit owing to such Bank by Kmart which reimbursement obligation is past due pursuant to the terms of the applicable reimbursement agreement existing between such Bank and Kmart or (B) Kmart has not complied with any of its obligations to such Bank hereunder. Each Trade Letter of Credit shall be issued for a period not to exceed 120 days in duration and each Standby Letter of Credit shall be issued for a period not to exceed 1 year in duration. Each Bank may, but shall not be required to, issue Letters of Credit with an expiry date after February 28, 1997. Kmart shall provide cash collateral to each Bank with Trade Letters of Credit and Standby Letters of Credit which remain outstanding after February 28, 1997 in an amount equal to the aggregate undrawn face amount of such Letters of Credit. If Kmart requests any

Standby Bank to issue a Standby Letter of Credit with an expiry date after February 28, 1997, then such Bank may extend such Standby Letter of Credit to an expiry date mutually acceptable to the Bank and Kmart. If such Standby Letter of Credit is not so extended and is drawn by the beneficiary thereof, the reimbursement obligation of Kmart with respect thereto shall mature on February 28, 1997.

                  (f) Each Trade A Bank and each Standby Bank agrees to purchase a participation in the Aggregate Credit Exposure (as hereafter defined) on any Trigger Date (as hereafter defined) in an amount (determined as of such Trigger
Date) equal to (i) such Bank's Maximum Trade A L/C Commitment Amount and/or Maximum Standby L/C Commitment Amount, as applicable, less the aggregate undrawn face amount of outstanding Letters of Credit issued by such Bank after giving effect to any ratable sharing among the Banks as set forth in clause (iv) of Paragraph 2 below (such Bank's "Adjusted Availability") minus (ii) the product of (A) such Bank's Adjusted Availability times (B) a fraction, the numerator of which is such Bank's Adjusted Availability and the denominator of which is the sum of (x) such Bank's Maximum Trade A L/C Commitment Amounts, if any, and such Bank's Maximum Standby Letters of Credit Commitment Amounts, if any and (y) the Aggregate Credit Exposure. For purposes of this Section 1(f) "Trigger Date" means the earliest to occur of (x) the date of the occurrence of any bankruptcy of Kmart, (y) the date on which indebtedness for borrowed money of Kmart under any of the six existing bank credit facilities is accelerated, or (z) October 3, 1997, and "Aggregate Credit Exposure" means the aggregate of the outstanding obligations under the six existing bank credit facilities.

                  (g) To the fullest extent practicable (taking into account, among other things, the expiration date of such required Letters of Credit and the provisions of Section 1(e) hereof), Kmart agrees to satisfy its requirements for trade letters of credit by requesting Trade Letters of Credit from the Trade A Banks and the Trade B Banks pursuant to the facility established by Sections 1(a) and (b) hereof and the corresponding provisions of the Issuance Agreement (as hereafter defined) prior to utilizing any other trade letter of credit facility. Kmart agrees to request such Banks to issue Trade Letters of Credit in amounts consistent with their relative Maximum Trade A L/C Commitment Amounts and Trade B L/C Commitment Amounts, as applicable, to the extent practicable and equitably among the Banks.

                  (h) Notwithstanding anything to the contrary contained herein, cash collateral given to any Bank hereunder shall be granted exclusively to such Bank and shall not be shared with any other Bank. Each Bank agrees that any cash collateral supporting Letters of Credit issued hereunder or under the Issuance Agreement will be returned to Kmart to the extent (i) such Letters of Credit are drawn and Kmart reimburses such Bank for such drawn amount or

(ii) such Letters of Credit are no longer outstanding. Notwithstanding anything to the contrary contained in this Agreement, each Bank may, with the consent of Kmart (which consent shall not be unreasonably withheld), assign its rights and obligations hereunder to another financial institution, provided that such financial institution acknowledges and accepts the terms of this Agreement and notifies the other Banks party hereto of such assignment.

         2.  Definitive  Agreement.  Kmart and the  Banks  hereby  agree to
enter   into a definitive agreement (the "Issuance  Agreement")  reasonably acceptable to Kmart and each Bank evidencing the terms and conditions set forth above as soon as practicable hereafter. The Issuance Agreement shall also (i) incorporate the covenants and events of default set forth in that certain Three Year Credit Agreement dated as of October 7, 1994 among Kmart,
the financial  institutions party thereto and [    ], as  Documentation  Agent,
as modified by the Term Sheet (the "Credit Agreement"), (ii) create rights and remedies for the Banks to act upon such events of default, (iii) provide that Kmart's obligations to the Banks (including undrawn amounts in respect of outstanding Letters of Credit, such amounts to be held in escrow) shall be secured as of the execution of the Issuance Agreement by a first perfected lien on and security interest in non-current assets of Kmart of a type and pursuant to advance rates to be determined by February 29, 1996, and (iv) provide for (A) the sharing of Trade A Letter of Credit exposures among the Trade A Banks pro rata in accordance with their Maximum Trade A L/C Commitment Amounts, (B) the sharing of Trade B Letter of Credit exposures among the Trade B Banks pro rata in accordance with their Maximum Trade B L/C Commitment Amounts, and (C) the sharing of Standby Letter of Credit exposures among the Standby Banks in accordance with their Maximum Standby L/C Commitment Amounts, in each case as of any Trigger Date. Until the execution of the Issuance Agreement, the Banks shall continue to issue Letters of Credit under currently existing terms and conditions, except to the extent modified by this Agreement.

         3. Termination. This Agreement (and the Banks' obligation to issue Letters of Credit hereunder) shall cease to be effective upon the occurrence of any of the following events:

                  (a) the Issuance Agreement shall not have been executed by each Bank by February 29, 1996;

                  (b) any material misrepresentation shall be made by Kmart or its representatives regarding any of the information provided by Kmart or such representatives in connection with the discussions and negotiations regarding the transactions contemplated hereby;

                  (c) Kmart shall make any payment (other than an interest payment) in respect of either the Credit Facilities or any of transactions 1 through 7 identified on Exhibit D hereto unless, concurrently, ratable reductions of the Maximum Trade A L/C Commitment Amounts, the Maximum Trade B L/C Commitment Amounts and the Maximum Standby L/C Commitment Amounts shall be made (or, to the extent that such reductions may not be made, cash collateral shall be granted in such amounts);

                  (d) any event or the existence of any condition arising or developing after the date hereof (other than a downgrade in Kmart's credit rating or a decline in Kmart's stock price) which has a material adverse effect on the business, financial condition, operations, assets or prospects of Kmart, or of Kmart and its subsidiaries, taken as a whole, or on Kmart's ability to perform its obligations arising out of the documents and agreements to be delivered in connection with the transactions contemplated hereby; or

                  (e) there shall occur any violation of any provision of the Term Sheet as if the transactions contemplated thereby had become effective as of the date hereof.

        4. Reaffirmation of Existing Obligations. Nothing contained in this Agreement shall alter, delay, impair, extend or affect any reimbursement or other obligation of Kmart to any Bank hereunder in respect of any Trade Letter of Credit or Standby Letter of Credit, except to the extent of the collateral then provided pursuant to clause (iii) of Section 2 hereof. Kmart hereby reaffirms its obligations set forth in such reimbursement and other documents previously delivered by Kmart in favor of the Banks, except to the extent expressly superseded by this Agreement. Nothing contained in this Agreement shall limit the rights of any Bank to enforce its remedies under the Uniform Commercial Code or the Uniform Customs and Practice for Documentary Credits.

        5. Miscellaneous. The parties hereto hereby further agree as follows:

                  (a) Costs, Expenses and Taxes. Kmart hereby agrees to pay on demand all reasonable fees, costs and expenses of each Bank incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby.

                  (b) Counterparts. This Agreement may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart.

                  (c) Governing Law. The rights and duties of the Banks and Kmart under this Agreement shall, pursuant to New York General Obligations Law
Section 5-1401, be governed by the laws of the

State of New York.

                  (d) Effectiveness. This Agreement will become effective upon the execution by Kmart and all of the Banks listed on the signature pages hereto.

                  (e) Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Banks and Kmart and their respective successors and permitted assigns.

                  (f) Additional Default under Credit Facilities. Each of Kmart and the Banks hereby acknowledges that if, on any date after October 31, 1996, the aggregate face amount of the outstanding Letters of Credit issued hereunder and under the Issuance Agreement and the outstanding Existing Trade A Letters of Credit, Existing Trade B Letters of Credit and Existing Standby Letters of Credit is less than 80% of the sum of (i) the Maximum Trade A L/C Commitment Amounts, plus (ii) the Maximum Trade B L/C Commitment Amounts, plus (iii) the Maximum Standby L/C Commitment Amounts, determined in each case as of such date, then the "Required Banks" under each Credit Facility shall be entitled to declare such Credit Facility to be in default.


                           [signature pages to follow]

         IN WITNESS WHEREOF, the Banks and Kmart have executed this Agreement as of the date first above written.

                                            [                                  ]


                                             By:________________________________

                                             Title:_____________________________



                                             [                                 ]


                                             By:________________________________

                                             Title:_____________________________



                                             [                                 ]


                                             By:________________________________

                                             Title:_____________________________



                                             [                                 ]


                                             By:________________________________

                                             Title:_____________________________



                                             [                                 ]


                                             By:________________________________

                                             Title:_____________________________

                                             [                                 ]


                                             By:________________________________

                                             Title:_____________________________



                                             [                                 ]


                                             By:________________________________

                                             Title:_____________________________



                                             [                                 ]

                                             By:________________________________

                                             Title:_____________________________



                                             [                                 ]



                                             By:________________________________

                                             Title:_____________________________



                                             KMART CORPORATION


                                             By:________________________________

                                             Title:_____________________________